LAUDUS TRUST

(the Trust)

Schwab® Select Large Cap Growth Fund

(the fund)

Supplement dated May 14, 2026, to the fund’s currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus, and SAI and should be read in conjunction with these documents.

At a meeting held on February 26, 2026, the Board of Trustees of the Trust approved changing the fund’s name and revising the fund’s 80% investment policy. These changes, which are summarized below, are scheduled to be effective on or about July 28, 2026.

1. Summary Prospectus, Statutory Prospectus, and SAI: The fund’s name will change from Schwab Select Large Cap Growth Fund to Schwab Large Cap Growth Opportunities Fund.

2. Summary Prospectus and Statutory Prospectus — Under the “Principal Investment Strategies” section: The first paragraph will be deleted in its entirety and replaced with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, and borrowing for investment purposes) in large cap growth equity securities of U.S. companies. For purposes of the Fund’s 80% policy, large cap growth equity securities are equity securities that (i) have a market capitalization of at least $3 billion at the time of investment; and (ii) are included in the Russell 1000® Growth Index, the fund’s comparative index. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies.

-- End of Supplement text --

3. Statutory Prospectus – Under the “Fund Details - Investment Objective, Strategies and Risks” section: The first paragraph of under “Investment Strategies” section will be deleted in its entirety and replaced with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, and borrowing for investment purposes) in large cap growth equity securities of U.S. companies. For purposes of the Fund’s 80% policy, large cap growth equity securities are equity securities that (i) have a market capitalization of at least $3 billion at the time of investment; and (ii) are included in the Russell 1000® Growth Index, the fund’s comparative index. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of derivatives used by the fund include options, futures and forward currency agreements. The fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large cap growth equity securities of U.S. companies.

4. SAI – Under the “Investment Objective, Securities, Strategies, Risks and Limitations” section: The first paragraph of the “Fund Investment Strategies” section will be deleted in its entirety and replaced with the following:

Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, and borrowing for investment purposes) in large cap growth equity securities of U.S. companies. For purposes of the Fund’s 80% policy, large cap growth equity securities are equity securities that (i) have a market capitalization of at least $3 billion at the time of investment; and (ii) are included in The Russell 1000® Growth Index, the fund’s comparative index. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments (Derivatives) for risk management purposes or as part of the fund’s investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The principal types of Derivatives used by the fund include options, futures and forward currency agreements. The fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large cap growth equity securities of U.S. companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG130709-00 (05/26)

00325280